UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

FORM N-Q

MARCH 31, 2012

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 88.7%
CONSUMER DISCRETIONARY - 7.8%
Automobiles - 0.7%
Daimler Finance NA LLC, Senior Notes	3.000%	3/28/16	$1,410,000	$1,469,394	(a)
Daimler Finance NA LLC, Senior Notes	3.875%	9/15/21	670,000	686,633	(a)
Escrow GCB General Motors	—	—	650,000	14,219	*(b)
Volkswagen International Finance NV, Senior Notes	2.375%	3/22/17	1,260,000	1,265,762	(a)

Total Automobiles				3,436,008

Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corp., Senior Notes	2.625%	1/15/22	1,280,000	1,267,091
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	400,000	433,000	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	440,000	511,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	910,000	889,525	(a)

Total Hotels, Restaurants & Leisure				3,101,116

Media - 5.9%
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	2,120,000	3,079,043
Comcast Corp., Bonds	6.400%	5/15/38	10,000	11,965
Comcast Corp., Senior Notes	6.400%	3/1/40	1,030,000	1,271,235
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	4,794,767
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	1,430,000	1,655,225
TCI Communications Inc.	8.750%	8/1/15	1,730,000	2,132,024
TCI Communications Inc.	7.125%	2/15/28	180,000	222,709
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,394,868
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,000,000	1,026,589
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,068,000	2,770,425
United Business Media Ltd., Notes	5.750%	11/3/20	2,330,000	2,307,679	(a)
Viacom Inc., Senior Notes	1.250%	2/27/15	700,000	699,780
Walt Disney Co., Senior Notes	1.125%	2/15/17	1,000,000	989,578
WPP Finance 2010, Senior Notes	4.750%	11/21/21	3,177,000	3,328,718	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,190,000	3,659,472

Total Media				30,344,077

Specialty Retail - 0.6%
Gap Inc., Senior Notes	5.950%	4/12/21	3,000,000	3,032,682

TOTAL CONSUMER DISCRETIONARY				39,913,883

CONSUMER STAPLES - 6.9%
Beverages - 2.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	3,250,000	3,825,588
Coca-Cola Co., Senior Notes	3.300%	9/1/21	1,450,000	1,511,652
Pepsico Inc., Senior Notes	2.750%	3/5/22	1,590,000	1,550,347
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,740,000	1,930,490	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	2,470,000	2,492,223	(a)

Total Beverages				11,310,300

Food & Staples Retailing - 1.2%
Cargill Inc., Notes	1.900%	3/1/17	1,290,000	1,287,166	(a)
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,620,000	1,743,845
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,309,223
Safeway Inc., Senior Notes	6.350%	8/15/17	1,050,000	1,223,204
Safeway Inc., Senior Notes	3.950%	8/15/20	410,000	407,301

Total Food & Staples Retailing				5,970,739

Food Products - 0.8%
Flowers Foods Inc., Senior Notes	4.375%	4/1/22	620,000	618,609
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	3,100,000	3,589,577

Total Food Products				4,208,186

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - 2.7%
Altria Group Inc., Senior Notes	9.700%	11/10/18	$1,180,000	$1,605,495
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,860,000	2,003,086
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,570,000	1,952,075
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,490,401
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	690,000	744,604
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	2,280,000	2,252,957
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,360,000	1,347,155
Reynolds American Inc., Senior Notes	7.750%	6/1/18	230,000	286,501
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,770,000	2,126,301

Total Tobacco				13,808,575

TOTAL CONSUMER STAPLES				35,297,800

ENERGY - 12.4%
Energy Equipment & Services - 1.0%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,170,000	1,336,345
Ensco PLC, Senior Notes	4.700%	3/15/21	590,000	637,710
Schlumberger Investment SA, Notes	3.300%	9/14/21	1,110,000	1,126,859	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	1,760,000	1,821,654

Total Energy Equipment & Services				4,922,568

Oil, Gas & Consumable Fuels - 11.4%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,651,000	2,045,179
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	90,000	103,864
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,970,000	2,343,540
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	1,875,001
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	1,118,000	1,195,172
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	370,246
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	80,000	82,544
Canadian Natural Resources Ltd., Senior Notes	6.250%	3/15/38	820,000	1,005,422
ConocoPhillips, Notes	6.500%	2/1/39	1,290,000	1,719,483
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	1,990,000	1,998,756
Devon Energy Corp., Senior Notes	5.600%	7/15/41	1,020,000	1,152,045
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	585,000	809,407
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,895,071
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	388,873
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	580,000	742,511
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,000,000	1,188,418
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	2,867,000	3,206,963
Hess Corp., Notes	8.125%	2/15/19	600,000	775,923
Hess Corp., Notes	7.875%	10/1/29	2,074,000	2,767,330
Kerr-McGee Corp., Notes	6.950%	7/1/24	830,000	1,004,595
Kinder Morgan Energy Partners LP, Senior Notes	5.800%	3/1/21	1,400,000	1,588,021
Noble Energy Inc., Senior Notes	6.000%	3/1/41	1,660,000	1,847,225
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	650,000	712,290
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	13,879,350
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,801,996
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,115,026
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,080,000	2,422,711
Phillips 66, Senior Notes	5.875%	5/1/42	1,080,000	1,110,317	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,000,000	1,227,891
Williams Cos. Inc., Notes	7.875%	9/1/21	1,474,000	1,840,115
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	161,000	196,663
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	977,000	1,291,449
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,457,536

Total Oil, Gas & Consumable Fuels				58,160,933

TOTAL ENERGY				63,083,501

FINANCIALS - 34.3%
Capital Markets - 5.1%
GFI Group Inc., Senior Notes	8.375%	7/19/18	1,930,000	1,847,975
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	4,720,000	4,416,929

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	$3,555,000	$2,457,394	(c)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	1,180,000	1,180,714
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,209,584
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,374,585
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,033,024
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,430,000	2,407,930
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	3,303,000	891,810	(a)(b)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,700,000	459,000	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	7,512,000	0	(a)(b)(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	5,892,879
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	1,549,000	1,478,914

Total Capital Markets				25,650,738

Commercial Banks - 12.7%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,102,291
BankAmerica Capital III, Junior Subordinated Notes	1.137%	1/15/27	585,000	411,435	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	3,195,000	3,226,950	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,810,000	1,814,525	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	2,520,000	2,513,657
CIT Group Inc., Secured Notes	5.250%	4/1/14	1,540,000	1,580,425	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	1,530,000	1,541,351
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,770,000	3,524,950	(a)(c)(h)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	1,390,000	1,372,038	(a)
DBS Bank Ltd., Notes	2.350%	2/28/17	1,810,000	1,801,891	(a)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	4,458,000	0	(a)(b)(e)(f)(g)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	4,757,000	0	(a)(b)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	1,490,000	1,069,075	(a)(c)(h)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	2,500,000	2,357,900	(c)
HSBC USA Inc., Senior Notes	2.375%	2/13/15	1,240,000	1,249,362
ING Bank NV, Notes	3.750%	3/7/17	1,360,000	1,348,542	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,930,000	3,757,410	(a)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	2,630,000	2,545,025	(a)
Landsbanki Islands HF	7.431%	10/19/17	4,230,000	0	(a)(b)(e)(f)(g)(h)
Lloyds TSB Bank PLC, Senior Notes	4.200%	3/28/17	1,350,000	1,361,656
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	4,270,000	4,274,522	(a)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	2,305,000	2,368,388
Nordea Bank AB, Senior Notes	3.125%	3/20/17	2,180,000	2,184,761	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	2,130,000	2,076,701	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,746,000	3,505,121	(a)(c)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	4,115,000	3,508,037	(c)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,680,000	1,660,562
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	1,650,000	1,615,370
Societe Generale, Senior Notes	5.200%	4/15/21	470,000	452,202	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/7/12	9,613,000	9,120,334	(c)(h)
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	1,320,000	1,302,201

Total Commercial Banks				64,646,682

Consumer Finance - 2.9%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	880,000	960,300
American Express Co., Subordinated Debentures	6.800%	9/1/66	3,029,000	3,100,939	(c)
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,790,000	1,797,292
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	3,240,000	3,464,257
John Deere Capital Corp., Senior Notes	2.750%	3/15/22	1,050,000	1,033,497

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - continued
SLM Corp., Senior Notes	7.250%	1/25/22	$3,200,000	$3,349,312
Toyota Motor Credit Corp., Senior Notes	3.300%	1/12/22	1,020,000	1,041,984

Total Consumer Finance				14,747,581

Diversified Financial Services - 9.0%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	3,814,000	3,890,280	(a)
Bank of America Corp., Senior Notes	5.875%	2/7/42	3,140,000	3,134,006
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	562,000	585,929
Boeing Capital Corp., Senior Notes	2.900%	8/15/18	1,210,000	1,269,803
Citigroup Inc., Senior Notes	3.953%	6/15/16	2,050,000	2,108,720
Citigroup Inc., Senior Notes	5.375%	8/9/20	1,730,000	1,861,312
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	4,823,416
Citigroup Inc., Senior Notes	5.875%	1/30/42	420,000	436,733
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	329,518
General Electric Capital Corp., Notes	5.300%	2/11/21	6,260,000	6,791,856
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,500,000	1,858,708
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/1/37	50,000	56,812
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	3,195,000	3,266,887	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,103,000	1,550,962	(a)(c)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,116,000	1,152,270
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,430,000	2,660,850	(a)
JPMorgan Chase & Co., Subordinated Notes	1.534%	9/1/15	1,035,000	1,026,475	(c)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,050,000	3,484,726
JPMorgan Chase Capital XXV, Junior Subordinated Notes	6.800%	10/1/37	720,000	727,632
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	970,000	987,945
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	290,000	293,988
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	3,278,000	3,278,000	(a)(c)

Total Diversified Financial Services				45,576,828

Insurance - 4.5%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	1,021,000	1,008,237	(c)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	718,570
American International Group Inc., Senior Notes	3.750%	11/30/13	2,700,000	2,732,257	(a)
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,804,335
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	994,931
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	6/30/12	5,959,000	5,152,545	(c)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	2,050,000	2,009,000	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	4,592,000	4,523,120
Mitsui Sumitomo Insurance Co., Ltd., Notes	7.000%	3/15/72	2,500,000	2,524,890	(a)(c)
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	1,070,000	1,273,300	(c)
Prudential Financial Inc., Senior Notes	6.200%	11/15/40	120,000	135,461

Total Insurance				22,876,646

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	670,000	679,552

TOTAL FINANCIALS				174,178,027

HEALTH CARE - 4.3%
Biotechnology - 0.2%
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	930,000	997,087

Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	1,010,000	1,161,105
Hospira Inc., Senior Notes	6.050%	3/30/17	1,509,000	1,681,767
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,080,000	1,087,406

Total Health Care Equipment & Supplies				3,930,278

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - 2.5%
HCA Inc., Senior Notes	6.250%	2/15/13	$2,130,000	$2,196,563
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	4,213,767
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,380,000	1,255,800	(a)
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,136,678
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	96,000	116,140
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	1,220,000	1,370,938
WellPoint Inc., Senior Notes	4.350%	8/15/20	1,400,000	1,518,028

Total Health Care Providers & Services				12,807,914

Pharmaceuticals - 0.8%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,800,000	1,882,190	(a)
Aristotle Holding Inc., Senior Notes	4.750%	11/15/21	660,000	707,714	(a)
Johnson & Johnson, Senior Notes	3.550%	5/15/21	1,200,000	1,309,979

Total Pharmaceuticals				3,899,883

TOTAL HEALTH CARE				21,635,162

INDUSTRIALS - 6.9%
Aerospace & Defense - 0.8%
Exelis Inc., Senior Notes	4.250%	10/1/16	1,920,000	1,951,634	(a)
Exelis Inc., Senior Notes	5.550%	10/1/21	1,900,000	1,979,221	(a)

Total Aerospace & Defense				3,930,855

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	950,000	1,240,548

Airlines - 2.0%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	804,696	865,049
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	526,786	566,927
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,816,643	2,034,641
Continental Airlines Inc., Secured Notes	6.250%	10/22/21	620,000	632,400
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	782,103	852,492
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	1,359,730	1,550,092
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	441,602	449,860
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,120,000	1,181,600	(a)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	1,310,000	1,395,150	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	601,118	688,280

Total Airlines				10,216,491

Commercial Services & Supplies - 1.0%
Republic Services Inc., Senior Notes	4.750%	5/15/23	1,620,000	1,774,875
Waste Management Inc., Senior Notes	7.000%	7/15/28	2,500,000	3,159,460

Total Commercial Services & Supplies				4,934,335

Machinery - 0.9%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,750,000	4,298,291

Road & Rail - 2.0%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	2,260,000	2,248,510	(a)
Burlington Northern Santa Fe LLC, Senior Notes	3.600%	9/1/20	1,240,000	1,281,561
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	5,310,000	5,040,363
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,226,789
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	507,370

Total Road & Rail				10,304,593

TOTAL INDUSTRIALS				34,925,113

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INFORMATION TECHNOLOGY - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	$2,280,000	$2,721,910

MATERIALS - 7.0%
Chemicals - 0.6%
Dow Chemical Co., Senior Notes	4.125%	11/15/21	960,000	989,509
Ecolab Inc., Senior Notes	5.500%	12/8/41	590,000	642,289
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,209,317
Syngenta AG, Notes	3.125%	3/28/22	290,000	292,532

Total Chemicals				3,133,647

Containers & Packaging - 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,800,000	1,810,757	(a)
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	1,470,000	1,470,699	(a)

Total Containers & Packaging				3,281,456

Metals & Mining - 5.7%
Anglo American Capital PLC, Senior Notes	9.375%	4/8/19	510,000	671,020	(a)
ArcelorMittal, Senior Notes	3.750%	2/25/15	1,360,000	1,383,072
ArcelorMittal, Senior Notes	3.750%	8/5/15	2,380,000	2,419,446
ArcelorMittal, Senior Notes	3.750%	3/1/16	700,000	700,057
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,030,000	1,036,243	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,950,000	2,059,298
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	2,000,000	2,022,600
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	1,260,000	1,307,554
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	1,130,000	1,120,751
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	1,450,000	1,395,477
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,125,152
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	761,050
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	3/22/22	1,780,000	1,786,988
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	804,729
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	950,000	1,007,704
Vale Overseas Ltd., Notes	6.875%	11/21/36	4,597,000	5,354,765
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	664,000	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,645,379	(a)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	610,000	697,280	(a)

Total Metals & Mining				28,962,565

TOTAL MATERIALS				35,377,668

TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.5%
AT&T Corp., Senior Notes	8.000%	11/15/31	57,000	80,300
AT&T Inc., Senior Notes	4.450%	5/15/21	1,000,000	1,106,191
AT&T Inc., Senior Notes	5.350%	9/1/40	3,567,000	3,807,038
AT&T Inc., Senior Notes	5.550%	8/15/41	1,530,000	1,702,328
British Telecommunications PLC, Bonds	9.875%	12/15/30	1,575,000	2,323,344
Centurylink Inc., Senior Notes	7.650%	3/15/42	3,810,000	3,589,992
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	4,388,000	5,053,765

Total Diversified Telecommunication Services				17,662,958

Wireless Telecommunication Services - 0.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,010,000	1,186,041
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	2,460,000	2,881,442

Total Wireless Telecommunication Services				4,067,483

TOTAL TELECOMMUNICATION SERVICES				21,730,441

UTILITIES - 4.3%
Electric Utilities - 3.8%
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,059,137

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - continued
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	$1,420,000	$1,699,382
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,093,282
Duke Energy Carolinas LLC, Secured Bonds	7.000%	11/15/18	1,420,000	1,822,539
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,559,915
FirstEnergy Corp., Notes	7.375%	11/15/31	1,058,000	1,306,136
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	1,820,000	1,820,000
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	280,000	329,544
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,208,000	1,473,209
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	1,530,000	1,552,041
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	2,010,000	2,020,370
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,050,000	1,028,494
Southern California Edison Co., Senior Secured Bonds	3.900%	12/1/41	1,290,000	1,231,393
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,150,858

Total Electric Utilities				19,146,300

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,325,095	(a)

Multi-Utilities - 0.2%
San Diego Gas & Electric Co., Senior Secured Bonds	3.950%	11/15/41	1,250,000	1,214,213

TOTAL UTILITIES				21,685,608

TOTAL CORPORATE BONDS & NOTES (Cost - $453,860,541)				450,549,113

ASSET-BACKED SECURITIES - 0.3%
SLM Student Loan Trust, 2011-A A3 (Cost - $1,410,000)	2.742%	1/15/43	1,410,000	1,386,066	(a)(c)

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.166%	9/25/37	1,641,012	1,555,654	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.168%	9/25/37	1,562,214	1,569,806	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $3,176,409)				3,125,460

COLLATERALIZED SENIOR LOANS - 0.9%
TELECOMMUNICATION SERVICES - 0.9%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,632,690	3,632,690	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,134,375	1,137,211	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $4,751,775)				4,769,901

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost - $24,815)	2.304%	9/1/24	24,801	25,947	(c)

MUNICIPAL BONDS - 1.6%
California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	1,790,000	2,243,031

Georgia - 0.5%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,380,000	1,536,161
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,030,000	1,140,931

Total Georgia				2,677,092

Illinois - 0.7%
Illinois State, GO	5.665%	3/1/18	160,000	174,680
Illinois State, GO	5.877%	3/1/19	1,330,000	1,464,157

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Illinois - continued
Illinois State, GO	5.100%	6/1/33	$1,820,000	$1,717,461

Total Illinois				3,356,298

TOTAL MUNICIPAL BONDS (Cost - $7,124,169)				8,276,421

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.7%
U.S. Government Obligations - 4.7%
U.S. Treasury Bonds	3.125%	11/15/41	75,000	71,953
U.S. Treasury Notes	0.375%	3/15/15	15,160,000	15,104,333
U.S. Treasury Notes	2.000%	2/15/22	8,760,000	8,593,017

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $23,705,415)				23,769,303

			SHARES
PREFERRED STOCKS - 2.5%
FINANCIALS - 2.5%
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		22,375	597,189

Consumer Finance - 1.1%
GMAC Capital Trust I	8.125%		244,675	5,654,439	(c)

Diversified Financial Services - 1.1%
Citigroup Capital XII	8.500%		16,550	423,680	(c)
Citigroup Capital XIII	7.875%		185,000	5,032,000	(c)

Total Diversified Financial Services				5,455,680

Thrifts & Mortgage Finance - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		676,770	940,710	*(c)

TOTAL PREFERRED STOCKS (Cost - $20,482,841)				12,648,018

TOTAL INVESTMENTS - 99.3% (Cost - $514,535,965#)				504,550,229
Other Assets in Excess of Liabilities - 0.7%				3,595,567

TOTAL NET ASSETS - 100.0%				$508,145,796

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	The maturity principal is currently in default as of March 31, 2012.

(e)	The coupon payment on these securities is currently in default as of March 31, 2012.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO	— General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$450,549,113	$0	*	$450,549,113
Asset-backed securities	—	1,386,066	—		1,386,066
Collateralized mortgage obligations	—	3,125,460	—		3,125,460
Collateralized senior loans	—	4,769,901	—		4,769,901
Mortgage-backed securities	—	25,947	—		25,947
Municipal bonds	—	8,276,421	—		8,276,421
U.S. government & agency obligations	—	23,769,303	—		23,769,303
Preferred stocks	$12,648,018	—	—		12,648,018

Total investments	$12,648,018	$491,902,211	$0	*	$504,550,229

Other financial instruments:
Futures contracts	$895,871	—	—		$895,871

Total	$13,543,889	$491,902,211	$0	*	$505,446,100

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$155,927	—	—		$155,927

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2011	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2012	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a

Notes to Schedule of Investments (unaudited) (continued)

seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to

Notes to Schedule of Investments (unaudited) (continued)

broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund did not have any open derivative transcactions with credit related contingent features in a net liability position.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$28,011,049
Gross unrealized depreciation	(37,996,785)

Net unrealized depreciation	$(9,985,736)

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	11	6/12	$2,423,348	$2,421,547	$(1,801)
U.S. Treasury Ultra Long-Term Bonds	25	6/12	3,927,191	3,774,219	(152,972)

					(154,773)

Contracts to Sell:
U.S. Treasury 5-Year Notes	9	6/12	1,101,697	1,102,851	(1,154)
U.S. Treasury 10-Year Notes	542	6/12	71,076,402	70,180,531	895,871

					894,717

Net unrealized gain on open futures contracts					$739,944

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$895,871	$(155,927)	$739,944

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$33,239,219
Futures contracts (to sell)	103,313,674

Average notional balance
Credit default swap contracts (to sell protection) †	$1,212,500

†	At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 29, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 29, 2012